LEADER FUNDS TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of Leader Funds Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints John E. Lekas and Candy Dillon, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 9th day of March, 2019.

/s/ Raymond A. Davis

Raymond A. Davis

Sworn to and Subscribed before me

this 9 day of March, 2019

/s/ Kyla Wilcox

Notary Public

Commonwealth of Pennsylvania – Notary Seal
KYLA WILCOX – Notary Public
Cumberland County
My Commission Expires Oct 25, 2022
Commission Number 1341429

LEADER FUNDS TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of Leader Funds Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints John E. Lekas and Candy Dillon, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 19th day of April, 2019.

/s/ Martin Kehoe

Martin Kehoe

SWORN TO AND SUBSCRIBED BEFORE ME ON

this 19th day of April, 2019

[State of Oregon Seal]

/s/ Linda Lee Olietti Linda Lee Olietti Notary Public – State of Oregon My commission expires: April 3, 2020	OFFICIAL STAMP LINDA LEE OLIETTI NOTARY PUBLIC - OREGON COMMISSION NO. 949230 MY COMMISSION EXPIRES APRIL 03, 2020

LEADER FUNDS TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Trustee of Leader Funds Trust (the “Trust”), a Delaware statutory trust, hereby revokes all previous appointments and appoints John E. Lekas and Candy Dillon, with full power of substitution, true and lawful attorney of the undersigned to execute in name, place and stead of the undersigned and on behalf of the undersigned any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Form N-CEN, and any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this the 19 day of April, 2019.

/s/ Andrew Rogers

Andrew Rogers

SWORN TO AND SUBSCRIBED BEFORE ME ON

this 19th day of April, 2019

/s/ Maria Hernandez

Notary Public

MARIA HERNANDEZ NOTARY PUBLIC, State of New York No. 01HE6076686
Qualified in Nassau County
Commission Expires December 28, 2022